SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2008

TRAILER BRIDGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
10405 New Berlin Road East
Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code:	(904)-751-7100

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

        A Form 4 filed today with the SEC disclosed that John D. McCown sold 119,375 shares at $5.75 on May 5, 2008. As additional information related to this transaction, Mr. McCown provides the following statement:

        “The recent declines in the price of Trailer Bridge stock reluctantly put me in a position where I had to sell a small percentage of my shares to payoff margin debt that resulted from my previous investments in Trailer Bridge stock. This transaction is not indicative of my view of the value or prospects of Trailer Bridge. I remain extremely confident in our differentiated, cost-efficient system and its future.”

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: May 7, 2008	By: /s/ John D. McCown
John D. McCown
Chairman and Chief Executive Officer

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